Property and equipment, net (Tables)	12 Months Ended
Dec. 31, 2018
Property and equipment, net
Schedule of property and equipment, net

	As of
	December 31,
	2017	2018
	RMB	RMB
Office furniture and equipment	1,187	2,007
Computer equipment	6,930	7,517
Servers and network equipment	17,991	45,601
Leasehold improvements	7,193	12,539
Vehicles	—	575
Building	—	12,512
Total	33,301	80,751
Accumulated depreciation	(14,335)	(28,429)
Property and equipment, net	18,966	52,322